       1.                                         Exhibit 99

The Bank of New York Company, Inc.                NEWS
- -------------------------------------------------------------------

                                   48 Wall Street, New York, NY  10286

                                   Contact:
For Release:                       PUBLIC AND INVESTOR RELATIONS DEPT.


IMMEDIATELY                                    Paul J. Leyden, SVP
                                               (212) 495-1505
                                               Michael M. Pascale, VP
                                               (212) 495-1041
                                               Pierre S. Brull, VP
                                               (212) 495-1721
                                               Andrew M. Merrill, VP
                                               (212) 495-1619



 THE BANK OF NEW YORK COMPANY, INC. REPORTS RECORD FOURTH QUARTER AND
                   FULL YEAR NET INCOME AND E.P.S.

              Fourth Quarter E.P.S. Rises 32% to $1.00;
                 Full Year E.P.S. Rises 36% to $3.70;
       Spreads, Yields, ROE, ROA Set Quarterly, Annual Records




NEW YORK, N.Y., January 17, 1995 -- The Bank of New York Company, Inc. (NYSE: BK) reported fourth quarter fully diluted earnings per share of $1.00, a 32% increase over the 76 cents earned in the fourth quarter of 1993. Net income rose by 28% to $201 million from $157 million earned in the same period last year.
     Fully diluted earnings per share for the full year of 1994 were $3.70, a 36% increase over the $2.72 earned last year. Net income for the full year was $749 million, up 34% over the $559 million earned last year.
       2.
     Both the spread and yield increased in the fourth quarter, continuing a five-quarter pattern of improvement. This helped to drive net interest income to record levels. Net interest income, on a taxable equivalent basis, totaled $486 million in the fourth quarter, a $94 million or 24% increase over the fourth quarter of last year. Tax equivalent net interest income was up significantly from the third quarter, as it increased by $27 million, or 6%. The net interest rate spread of 3.44%, a quarterly record, was 9 basis points higher than in the third quarter and 32 basis points higher than the fourth quarter of 1993. The Company noted a continued shift in asset mix toward higher yielding assets, including strong growth in credit card outstandings. Revenues from the Company's securities and other processing business remained strong. A lower provision for loan losses and continued control of operating costs contributed to higher earnings.
     Return on average common equity was a record 19.03% in the fourth quarter of 1994, compared with 18.68% in the third quarter and 16.16% in the fourth quarter of last year. Common shareholders' equity also reached an all-time high, as it totaled $4.2 billion at December 31, 1994. Return on average assets for the fourth quarter was a record 1.55%. Return on average assets was 1.49% in the third quarter and 1.32% in the fourth quarter of 1993.
     For the full year, returns on average common equity and on average assets also established all-time highs. Return on average common equity totaled 18.49% compared with 14.98% last year, and return on average assets was 1.49% compared with 1.20% in 1993.
       3.
     The Company's estimated Tier I capital and Total capital ratios were 8.42% and 13.38% at December 31, 1994 compared with 8.43% and 12.86% at
September 30, 1994, and 8.87% and 13.65% one year ago. Tangible common equity as a percent of total assets was 7.40% at December 31, 1994 compared with 6.99% at September 30, 1994 and 7.00% at December 31, 1993. Total capital was strengthened in the fourth quarter of 1994 through the issuance of $300 million of subordinated debentures.

NET INTEREST INCOME
(in millions)
                                        1994                  1993
                          ----------------------------------  -------
                            4th      3rd      2nd      1st      4th
                          Quarter  Quarter  Quarter  Quarter  Quarter
                          -------  -------  -------  -------  -------
Net Interest Income         $486     $459     $421     $396     $392
Net Interest Rate Spread    3.44%    3.35%    3.26%    3.18%    3.12%
Net Yield on Interest
 Earning Assets             4.39%    4.16%    3.98%    3.89%    3.83%

     On a taxable equivalent basis, net interest income amounted to a record $486 million in the fourth quarter of 1994, compared with $392 million in the same period of 1993, an increase of 24%. The net interest rate spread was a record 3.44% in the fourth quarter of 1994 compared with 3.35% in the third quarter of 1994 and 3.12% one year ago. The net yield on interest earning assets, also a record, was 4.39% in the fourth quarter of 1994 compared with 4.16% in the third quarter of 1994 and 3.83% in the same period last year. The spread and yield benefitted modestly from the return of a portion of the Company's credit card securitization to its balance sheet.
     For 1994, net interest income, on a taxable equivalent basis,
       4.
amounted to $1,763 million compared with $1,550 million for 1993, an increase of 14%. The net interest rate spread was a record 3.30% for 1994 compared with 3.12% in 1993, and the net yield on interest-earning assets was 4.11% for 1994 compared with 3.84% for 1993. The Company's credit card business continued its strong growth. Managed outstandings were up by 24% to $7.7 billion and the number of card accounts increased by 25% from one year ago to 6.0 million.

NONINTEREST INCOME
(In millions)
                                  4th Quarter            Full Year
                               ----------------       ----------------
                                 1994     1993          1994     1993
                               -------  -------       -------  -------
Processing Fees
  Securities                     $ 91     $ 78        $  359   $  309
  Other                            42       42           171      162
                                 ----     ----        ------   ------
                                  133      120           530      471
Trust and Investment Fees          25       35           126      134
Income from Credit Card
 Securitization                     5       15            38       64
Other Service Charges and Fees    106       98           427      390
Securities Gains                    -        3            15       64
Foreign Exchange and
     Other Trading Activities       5       15            44       79
Other                              24       21           109      117
                                 ----     ----        ------   ------
Total Noninterest Income         $298     $307        $1,289   $1,319
                                 ====     ====        ======   ======
       5.
     Securities processing fees increased 17% to $91 million for the fourth quarter of 1994 from $78 million in the fourth quarter of 1993. American depositary receipts and corporate trust showed exceptional growth. Other areas of strength included mutual fund custody and government securities clearance. Trade finance revenue increased by 24% over the fourth quarter of last year. Overall volume and total revenues in funds transfer were up 19% and 17%, respectively, from last year. However, service fees in the funds transfer and deposit services areas were lower this quarter due to customers' increasing use of compensating balances in lieu of fees in the current rising interest rate environment. Factoring commissions, which increased 24% to $17 million in the fourth quarter, and credit card interchange income, were also areas of strength.
     Offsetting these positive factors was reduced performance in trust and investment management (due primarily to lower market valuations of assets under management), and lower securities gains, foreign exchange and other trading activities, and credit card securitization income.

NONINTEREST EXPENSE AND INCOME TAXES
     Expenses remained under good control in 1994. Total noninterest expense was $1,646 million, unchanged from 1993. Other real estate expense declined substantially, to $11 million from $53 million in 1993. Net occupancy and furniture and equipment expenses fell by a combined $7 million, or 3%, to $266 million. Medical insurance expense was $59 million in 1994, a decline of 5% from $62 million in 1993.
     The trend of tight expense control continued in the fourth quarter. Total noninterest expense increased modestly to $413 million from $409
       6.
million in the same period last year. This small increase is due primarily to the effect of the Company's acquisitions in its factoring and corporate trust businesses, as well as to higher incentive compensation payments.
     The effective tax rates for the fourth quarter and twelve months of 1994 were 37.4% and 37.5%, compared with 31.4% and 36.9% for the same periods last year.

NONPERFORMING ASSETS

(dollars in millions)
                                                     Change
                                                     4Q 1994 vs
                             12/31/94    9/30/94     3Q 1994
                          -------------------------------------
Loans:
  HLT                          $  24      $  30       (20)%
  Commercial Real Estate          63         50        26
  Other Commercial                50         79       (37)
  Foreign                         32         34        (6)
  LDC                             45         60       (25)
  Community Banking               83         86        (3)
                               -----      -----
  Total Loans                    297        339       (12)
Other Real Estate                 56         64       (13)
                               -----      -----
  Total                        $ 353      $ 403       (12)
                               =====      =====
Nonperforming Asset Ratio        1.1%       1.2%
Allowance/Nonperforming
              Loans            266.7      246.0
Allowance/Nonperforming
              Assets           224.4      206.9
       7.

     Nonperforming assets showed a substantial decline during the quarter. This was the fourteenth consecutive quarter of decreases. NPAs totaled $353 million at December 31, compared with $403 million at September 30, 1994, a decrease of $50 million or 12%.
The allowance for loan losses was $792 million, or 2.40% of loans at December 31, 1994, compared with $834 million, or 2.56% of loans at September 30, 1994.


               ***************************

  (Financial highlights and detailed financial statements are attached.)


       8.

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)
For the Three Months Ended December 31:         1994         1993   Change
- ---------------------------------------         ----         ----   ------
  Net Income                                  $  201       $  157    28.0%
    Per Common Share:
      Primary Earnings                         $ 1.06       $ 0.81    30.9
      Fully Diluted Earnings                     1.00         0.76    31.6
      Cash Dividends                             0.32         0.25    28.0

  Return on Average Common Shareholders'
      Equity                                    19.03%       16.16%
  Return on Average Assets                       1.55         1.32

For the Twelve Months Ended December 31:
- ----------------------------------------
  Net Income                                   $  749       $  559    34.0%
    Per Common Share:
      Primary Earnings                         $ 3.92       $ 2.87    36.6
      Fully Diluted Earnings                     3.70         2.72    36.0
      Cash Dividends                             1.095        0.855   28.1

  Return on Average Common Shareholders'
      Equity                                    18.49%       14.98%
  Return on Average Assets                       1.49         1.20


As of December 31:
- ------------------
  Assets                                      $48,883      $45,546    7.3%
  Loans                                        33,083       30,570     8.2
  Securities                                    4,654        5,597   -16.8
  Deposits - Domestic                          23,380       23,793    -1.7
           - Foreign                           10,710        8,366    28.0
  Long-Term Debt                                1,774        1,590    11.6
  Preferred Shareholders' Equity                  121          294   -58.8
  Common Shareholders' Equity                   4,177        3,778    10.6
  Common Shareholders' Equity Per Share         22.33        20.06    11.3
  Market Value Per Share of Common Stock        29.00        28.50     1.8
  Allowance for Loan Losses as a Percent
     of Loans                                    2.40%        3.17%
  Tier I Capital Ratio                           8.42         8.87
  Total Capital Ratio                           13.38        13.65
  Leverage Ratio                                 7.90         7.99
  Tangible Common Equity Ratio                   7.40         7.00



       9.

                                   THE BANK OF NEW YORK COMPANY, INC.
                                   Consolidated Statements of Income
                                             (Unaudited)
                                (In millions, except per share amounts)
                                    For the three         For the twelve
                                    months ended          months ended
                                    December 31,          December 31,
                                    1994      1993        1994    1993
                                    ----      ----        ----    ----
Interest Income
Loans                                $ 701     $ 508      $2,405  $2,025
Securities
  Taxable                               57        61         227    235
  Exempt from Federal Income Taxes      13        16          56     69
                                     -----     -----       -----   -----
                                        70        77         283    304
Deposits in Banks                       22         5          68     24
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      53        20         161     97
Trading Assets                           7        17          45     53
                                     -----     -----       -----   -----
      Total Interest Income            853       627       2,962  2,503
                                     -----     -----       -----  -----
Interest Expense
Deposits                               258       168         842    701
Federal Funds Purchased and
Securities Sold Under
Repurchase Agreements                   28        26         106    102
Other Borrowed Funds                    64        22         191     86
Long-Term Debt                          28        30         106    117
                                      ----      ----       -----  -----
      Total Interest Expense           378       246       1,245  1,006
                                      ----      ----       -----  -----
Net Interest Income                    475       381       1,717  1,497
Provision for Loan Losses               39        50         162    284
                                     -----     -----       -----  -----
Net Interest Income After
 Provision for Loan Losses             436       331       1,555  1,213
                                     -----     -----       -----   -----
Noninterest Income
Processing Fees
 Securities                             91        78         359    309
 Other                                  42        42         171    162
                                     -----     -----       -----   -----
                                       133       120         530    471
Trust and Investment Fees               25        35         126    134
Service Charges and Fees               111       113         465    454
Securities Gains                        -          3          15     64
Other                                   29        36         153    196
                                     -----     -----        -----  -----
    Total Noninterest Income           298       307       1,289  1,319
                                     -----     -----       -----  -----
Noninterest Expense
Salaries and Employee Benefits         210       199         852    813
Net Occupancy                           43        45         178    178
Furniture and Equipment                 22        24          88     95
Other                                  138       141         528    560
                                     -----     -----       -----  -----
  Total Noninterest Expense            413       409       1,646  1,646
                                     -----     -----       -----  -----
Income Before Income Taxes             321       229       1,198    886
Income Taxes                           120        72         449    327
                                     -----     -----       -----  -----
Net Income                           $ 201     $ 157       $ 749  $ 559
                                     =====     =====       =====  =====
Net Income Available to
 Common Shareholders                 $ 198     $ 151       $ 736   $ 534
                                     =====     =====       =====   =====
Per Common Share Data:
   Primary Earnings                  $1.06     $0.81       $3.92   $2.87
   Fully Diluted Earnings             1.00      0.76        3.70    2.72
   Cash Dividends                     0.32      0.25        1.095   0.855

Average Common Shares Outstanding      188       187         188     186



       10.

                       THE BANK OF NEW YORK COMPANY, INC.
                      Consolidated Statements of Condition
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)
                                                    Dec. 31,     Dec. 31,
                                                      1994         1993
                                                     ----         ----
Assets
  Cash and Due from Banks                             $ 2,903     $ 4,511
  Interest-Bearing Deposits in Banks                      992         269
  Securities:
    Held to Maturity                                    2,930       4,356
    Available for Sale                                  1,724       1,241
                                                      -------     -------
         Total Securities                               4,654       5,597
    Trading Assets at Fair Value                          940       1,325
    Federal Funds Sold and Securities Purchased
     Under Resale Agreements                            3,019          36
    Loans (Less allowance for loan losses
      of $792 in 1994 and $970 in 1993)                32,291      29,600
    Premises and Equipment                                914         945
    Due from Customers on Acceptances                     810         888
    Accrued Interest Receivable                           290         222
    Other Assets                                        2,070       2,153
                                                      -------     -------
         Total Assets                                 $48,883     $45,546
                                                      =======     =======
 Liabilities and Shareholders' Equity
  Deposits
   Noninterest-Bearing (principally
     domestic offices)                                $ 8,575     $ 8,690
   Interest-Bearing
    Domestic Offices                                   14,874      15,156
    Foreign Offices                                    10,641       8,313
                                                      -------     -------
         Total Deposits                                34,090      32,159
  Federal Funds Purchased and Securities
     Sold Under Repurchase Agreements                   1,502       2,711
  Other Borrowed Funds                                  4,738       2,781
  Acceptances Outstanding                                 812         901
  Accrued Taxes and Other Expenses                      1,035         763
  Accrued Interest Payable                                213         111
  Other Liabilities                                       421         458
  Long-Term Debt                                        1,774       1,590
                                                      -------     -------
         Total Liabilities                             44,585      41,474
                                                      -------     -------
   Shareholders' Equity
   Preferred Stock-no par value, authorized
     5,000,000 shares, outstanding
     184,000 shares in 1994 and
     3,648,100 shares in 1993                             111        267
   Class A Preferred Stock - par value
     $2.00 per share, authorized 5,000,000
     shares, outstanding 385,904 shares
     in 1994 and 1,085,415 shares in 1993                  10         27
   Common Stock-par value $7.50 per share,
     authorized 350,000,000 shares, issued
     190,095,262 shares in 1994 and
     187,400,962 shares in 1993                         1,426      1,406
   Additional Capital                                     858        841
   Retained Earnings                                    2,048      1,536
   Securities Valuation Allowance                         (57)        -
                                                      -------    -------
                                                        4,396      4,077
   Less:  Treasury Stock (2,566,071 shares in
    1994 and 173,198 in 1993), at cost                     78          5
          Loan to ESOP
          (712,695 shares in 1994), at cost                20         -
                                                      -------    -------
         Total Shareholders' Equity                     4,298      4,072
                                                      -------    -------
Total Liabilities and Shareholders' Equity            $48,883    $45,546
                                                      =======    =======

       11.

                        THE BANK OF NEW YORK COMPANY, INC.
            Average Balances and Rates on a Taxable Equivalent Basis
                                   Preliminary
                              (Dollars in millions)
                              For the three             For the three
                              months ended              months ended
                            December 31, 1994         December 31, 1993
                         ----------------------- -------------------------
                        Average          Average Average           Average
                        Balance Interest  Rate   Balance  Interest   Rate
                        ------- -------- ------- -------  --------  ------
ASSETS
- ------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)  $ 1,497   $  22    5.90%  $   417   $  5     5.09%
Federal Funds Sold
 and Securities
 Purchased Under
 Resale Agreements     4,016       53    5.27     2,546     20     3.04
Loans
 Domestic Offices     22,999      533    9.20     20,900    391    7.45
 Foreign  Offices     10,279      169    6.51     10,067    117    4.62
                      ------   -----              ------  -----
   Total Loans        33,278     702     8.37     30,967    508    6.53
                      ------   -----              ------  -----
Securities
 U.S. Government
 Obligations          2,962      43      5.76      3,715     51    5.47
 U.S. Government
 Agency Obligations     322       5      6.58        381      6    6.44
 Obligations of States
  and Political
  Subdivisions         778       21     10.68      1,043     26    9.97
 Other Securities,
  including Trading
   Securities        1,173       18      5.94      1,754     22     5.02
                    ------    -----               ------  -----
  Total Securities   5,235       87      6.58      6,893    105     6.09
                    ------    -----             ------  -----
Total Interest-
   Earning Assets   44,026      864      7.79%    40,823    638     6.22%
                              -----                       -----
Allowance for Loan
   Losses             (834)                      (1,004)
Cash and Due
   from Banks         2,813                       2,924
Other Assets          5,236                       4,592
                     ------                      ------
  TOTAL ASSETS      $51,241                     $47,335
                     ======                      ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
   Accounts         $ 3,627      33    3.66%  $  3,619     22    2.37%
 Savings              7,840      51    2.60      8,427     47    2.24
 Certificates of
  Deposit $100,000
  & Over              1,353      17    4.94        994      8    3.01
 Other Time Deposits  2,378      26    4.41      2,417     26    4.32
 Foreign Offices     10,720     131    4.79      8,362     65    3.10
                     ------   -----             ------  -----
  Total Interest-
   Bearing Deposits  25,918     258    3.94     23,819    168    2.80
Federal Funds
   Purchased and
   Securities Sold
   Under Repurchase
   Agreements        2,272      28    4.82      3,566     26    2.87
Other Borrowed Funds 4,700      64    5.46      2,314     22    3.78
Long-Term Debt       1,537      28    7.19      1,719     30    6.86
                    ------   -----             ------  -----
  Total Interest-
   Bearing
   Liabilities     34,427     378    4.35%    31,418    246   3.10%
                             -----                     -----
Noninterest-Bearing
   Deposits         8,969                      9,364
Other Liabilities   3,592                      2,547
Preferred Stock       123                        295
Common Shareholders'
   Equity           4,130                      3,711
                   ------                     ------
  TOTAL LIABILITIES
  AND SHAREHOLDERS'
  EQUITY          $51,241                    $47,335
                  =======                    =======
Net Interest Earnings
 and Interest Rate Spread  $486     3.44%             $392   3.12%
                           ====                      =====
 Net Yield on
  Interest-Earning
  Assets                            4.39%                    3.83%
                                    =====                    =====


       12.

                        THE BANK OF NEW YORK COMPANY, INC.
            Average Balances and Rates on a Taxable Equivalent Basis
                                   Preliminary
                              (Dollars in millions)

                             For the twelve            For the twelve
                              months ended              months ended
                           December 31, 1994         December 31, 1993
                         ----------------------- -------------------------
                        Average          Average Average           Average
                        Balance Interest  Rate   Balance  Interest   Rate
                        ------- -------- ------- -------  --------  ------
ASSETS
- ------
Interest-Bearing
Deposits in Banks
(primarily foreign)    $ 1,266   $  68    5.33%   $   452   $  24   5.42%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements 3,653     161    4.39      3,149      97   3.06
Loans
 Domestic Offices       21,889   1,848    8.44     20,257   1,547   7.64
 Foreign  Offices       10,140     564    5.56     10,170     485   4.77
                        ------  ------             ------   -----
   Total Loans          32,029   2,412    7.53     30,427   2,032   6.68
                        ------  ------             ------   -----
Securities
 U.S. Government
  Obligations             3,178     175    5.51      2,884     161   5.60
 U.S. Government Agency
  Obligations               338      22    6.51        848      54   6.39
 Obligations of States and
  Political Subdivisions    893      89   10.02      1,070     110  10.29
 Other Securities,
  including Trading
  Securities              1,532      81    5.30      1,550      78   5.06
                         ------  ------             ------   -----
  Total Securities        5,941     367    6.19      6,352     403   6.36
                         ------  ------             ------   -----
Total Interest-Earning
    Assets               42,889   3,008    7.01%    40,380   2,556   6.33%
                                 ------                      -----
Allowance for Loan Losses  (906)                   (1,045)
Cash and Due from Banks   2,827                     2,735
Other Assets              5,470                     4,574
                         ------                    ------
  TOTAL ASSETS          $50,280                   $46,644
                         ======                    ======

LIABILITIES AND SHAREHOLDERS' EQUITY
- ------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts              $ 3,593     108    3.01%   $ 3,666      91   2.48%
 Savings                  8,166     190    2.32      8,379     198   2.37
 Certificates of Deposit
  $100,000 & Over         1,041      42    4.03      1,189      36   3.00
 Other Time Deposits      2,296      97    4.24      2,701     119   4.39
 Foreign Offices          9,990     405    4.05      7,887     257   3.26
                         ------  ------             ------   -----
  Total Interest-Bearing
   Deposits              25,086     842    3.35     23,822     701   2.94
Federal Funds Purchased
   and Securities Sold
   Under Repurchase
   Agreements             2,843     106    3.73      3,467     102   2.94
Other Borrowed Funds      4,135     191    4.63      2,348      86   3.66
Long-Term Debt            1,530     106    6.93      1,729     117   6.79
                         ------  ------             ------   -----
  Total Interest-Bearing
   Liabilities           33,594   1,245    3.71%    31,366   1,006   3.21%
                                 ------                      -----
Noninterest-Bearing
   Deposits               8,955                      9,015
Other Liabilities         3,594                      2,366
Preferred Stock             157                        334
Common Shareholders'
  Equity                  3,980                      3,563
                          ------                     ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY  $50,280                    $46,644
                         =======                    =======
Net Interest Earnings
 and Interest Rate Spread       $1,763     3.30%            $1,550   3.12%
                                 ======                      ======
 Net Yield on Interest-Earning
  Assets                                   4.11%                     3.84%
                                           =====                     =====
